UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2023
AppHarvest, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39288	84-5042965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Appalachian Way Morehead, KY	40351
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (606) 653-6100
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APPH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APPHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 18, 2023, AppHarvest, Inc. (the “Company”) received a deficiency letter (the “Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days prior to the date of the Letter, the closing bid price for the Company’s common stock, par value $0.0001 per share (the “Common Stock”), was below $1.00 per share, which is the minimum closing bid price required for continued listing on the Nasdaq Global Select Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Requirement”). The Letter is a notice of deficiency, not delisting, and has no immediate effect on the listing of the Common Stock, and the Common Stock will continue to trade on the Nasdaq Global Select Market under the symbol “APPH” at this time, subject to the Company’s compliance with the other Nasdaq listing requirements.

Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company is provided with a grace period of 180 calendar days, or until October 16, 2023, to meet the Minimum Bid Requirement. If at any time during the 180-calendar day grace period, the closing bid price of the Common Stock is at least $1.00 per share for a minimum of ten consecutive business days (unless the Nasdaq staff exercises its discretion to extend this ten business day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H)), Nasdaq will provide the Company written confirmation of compliance and the matter will be closed.

In the event the Company does not regain compliance with the Minimum Bid Requirement by October 16, 2023, the end of the 180-calendar day grace period, the Company may be eligible for an additional 180-calendar day grace period if it applies to transfer the listing of the Common Stock to the Nasdaq Global Market. To qualify, the Company must meet the continued listing requirement for the applicable market value of publicly held shares requirement and all other applicable initial listing standards for the Nasdaq Global Market, with the exception of the Minimum Bid Requirement, based on the Company’s most recent public filings and market information and provide written notice of its intention to cure the minimum bid price deficiency during the second compliance period by effecting a reverse stock split, if necessary. If the Nasdaq staff determines that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible for such additional compliance period, Nasdaq will provide notice that the Common Stock will be subject to delisting. The Company would have the right to appeal a determination to delist the Common Stock, and the Common Stock would remain listed on the Nasdaq Global Select Market until the completion of the appeal process.

The Company intends to actively monitor the closing bid price for the Common Stock and will consider available options to resolve the deficiency and regain compliance with the Minimum Bid Requirement. As part of the Company’s plan to regain compliance with the Minimum Bid Requirement, the Company has filed preliminary proxy materials on April 18, 2023 which, among other matters, request that our stockholders vote to approve a series of alternate amendments to the Company’s Certificate of Incorporation to effect, at the option of the board of directors, a reverse stock split of the Common Stock at a reverse stock split ratio ranging from one-for-ten (1:10) to one-for-twenty (1:20), inclusive (the “Reverse Split”), with the effectiveness or abandonment of such amendment to be determined by the board of directors prior to the date of the 2024 Annual Meeting of Stockholders (the “Reverse Split Proposal”). However, there can be no assurance that the Company’s stockholders will approve the Reverse Stock Split or that the Reverse Split will increase the share price of our Common Stock at or above the required $1.00 per share, initially or in the future, or for any certain number of days. Further, there can be no assurance that, even if the Company regains compliance with the Minimum Bid Requirement by this action, it will occur in sufficient time to satisfy Nasdaq or that Nasdaq will ultimately grant the Company’s request for continued listing. While the Company plans to review all available options, there can be no assurance that it will be able to regain compliance with the applicable rules during the 180-calendar day compliance period, any subsequent extension period, or at all, or that the Company will otherwise remain in compliance with the other listing standards for the Nasdaq Global Select Market.

Forward-Looking Statements

Certain statements included in this Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this Form 8-K, regarding the Company’s intent or ability to regain compliance with the Minimum Bid Requirement, including initiating the Reverse Split Proposal, Nasdaq granting the Company any relief from delisting as necessary, and whether the Company can ultimately meet applicable Nasdaq requirements for any such relief are forward looking statements. These statements are based on various assumptions, whether or not identified in this Form 8-K, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those discussed in the Company’s Annual Report on Form

10-K filed with the SEC on March 15, 2023, under the heading “Risk Factors,” and other documents the Company has filed, or that the Company will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this Form 8-K. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments of any date subsequent to the date of this Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppHarvest, Inc.

Dated: April 21, 2023
	By:	/s/ Loren Eggleton
Loren Eggleton
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)